UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

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GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 1, 2026, Global Asset Management Group, Inc. (the “Company”) issued a press release announcing that the Company’s common stock has begun trading on the OTCQB Venture Market (symbol: GAMG). The Company also announced the appointment of Steven Horne as Chief Growth Officer and Bruce M. Arinaga as a strategic advisor to the Board of Directors. The full text of the press release referenced herein is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

About Steven Horne

Effective October 1, 2026, Steven Horne has been appointed Chief Growth Officer. Mr. Horne brings experience in business development, strategic partnerships, work with financial institutions, and the distressed-asset industry. In his new role, he will lead opportunity origination, market expansion, and the development of strategic relationships.

Mr. Horne has contributed to the growth of four companies. As a serial entrepreneur, he partnered with top U.S. financial institutions, earning multiple Inc. 500 appearances and other awards. He has been featured on CNBC and Bloomberg. Previously, he led business lines at two of the largest distressed asset buyers. He worked closely with GSEs, investors, and insurers. Mr. Horne is a partner at HMB Law Group and Encompass Legal Group. He is admitted to the bar in MD, VA, and D.C., with a JD from George Washington University and degrees from Emory University.

About Bruce M. Arinaga

Effective October 1, 2026, the Company also announced that Bruce M. Arinaga has joined the Company as a strategic advisor, bringing extensive experience in real estate development, hospitality, multifamily housing, private equity, and financial services. Mr. Arinaga has participated in major development and investment projects across Hawaii, the mainland United States, and Canada, including large-scale residential, retail, and healthcare developments. In his advisory role, Mr. Arinaga will provide strategic insight as GAMG evaluates real estate, investment, and growth opportunities.

The information in this Item 8.01 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: October 4, 2026	By:	/s/ John Murray
	Name:	JOHN MURRAY
	Title:	President

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